SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT.


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  May 16, 1996
      ----------------------------------------------------------------
                                                        (May 16, 1996)


                         Ames Department Stores, Inc.
            --------------------------------------------------
            (Exact Name of Registrant As Specified In Charter)


                                  Delaware
              ----------------------------------------------
              (State Or Other Jurisdiction Of Incorporation)


              1-5380                                 04-2269444
    ------------------------              ---------------------------------
    (Commission File Number)              (IRS Employer Identification No.)


    2418 Main Street; Rocky Hill, Connecticut               06067-0801
    -----------------------------------------               ----------
    (Address Of Principal Executive Offices)                (Zip Code)


                               (860) 257-2000
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           (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
      --------------------------------------------------------------
      (Former Name Or Former Address, If Changed Since Last Report)




                       Exhibit Index on Page 4

                   Page 1 of 7 (Including Exhibits)




Item 5:   OTHER EVENTS


             Beginning on May 16, 1996, the Company will distribute, to certain of its banks and other lenders, principal trade vendors and factors, summaries of its unaudited financial results for the four and thirteen weeks ended April 27, 1996. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20 and are incorporated by reference herein.

             Sales for the four weeks ended April 27, 1996 were $5.6 million above the projections contained in the Form 8-K dated February 21, 1996 (the "Plan") primarily due to sales from nine
          (9) new stores opened in the last ten days of fiscal April, but which were not included in the plan for the month. EBITDA was $2.3 million better than Plan and $1.9 million better than last year. The EBITDA results for the four weeks reflected higher-than-planned gross margin and lower-than-planned expenses. The gross margin rate for the four weeks was higher than planned.

             Sales for the thirteen weeks ended April 27, 1996 were $7.2 million below Plan primarily due to lower-than-planned sales in apparel. EBITDA was $2.4 million better than Plan and $6.1 million better than last year. The EBITDA variance from Plan for the thirteen weeks was due primarily to lower-than-planned expenses, partially offset by lower-than-planned other income.

             As of April 27, 1996, merchandise inventories were $0.9 million above Plan. Trade payables were $32.4 million above Plan due primarily to higher-than-planned merchandise receipts in March and April. Borrowings under the Company's revolving line of credit were $31.5 million below Plan as a consequence of the higher-than-planned balance in trade payables.

             The Company is distributing the monthly results to its banks and other lenders, principal trade vendors and factors
	         to facilitate their credit analyses. The summary results should not be relied upon for any other purpose and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 27, 1996 and the Company's Form 8-K dated
          February 21, 1996. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

             Although the Company has continued to make its monthly results public, the Company does not believe it is obligated to provide such information indefinitely, other than as
 	        required by applicable regulations, and the Company may cease
	         making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by the Company's independent public accountants. Moreover, the Company does not believe that it is obligated to update the monthly results
	         to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion
	         of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.



Item 7:   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS


          Exhibit: 20     Unaudited Financial Summary Results for the
                          Four and Thirteen Weeks Ended April 27, 1996

                             INDEX TO EXHIBITS




     Exhibit No.                  Exhibit                        Page No.
     -----------                  -------                        --------


        20             Unaudited Financial Summary Results           6
                       for the Four and Thirteen Weeks
                       Ended April 27, 1996.

                             SIGNATURES



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     AMES DEPARTMENT STORES, INC.
                                  ----------------------------------
                                             Registrant




Dated:  May 15, 1996               By:  /s/ Joseph R. Ettore
                                      -----------------------------
                                        Joseph R. Ettore
                                        President, Director, and
                                        Chief Executive Officer


Dated:  May 15, 1996               By:  /s/ John F. Burtelow
                                      -----------------------------
                                        John F. Burtelow
                                        Executive Vice President,
                                        Chief Financial Officer


Dated:  May 15, 1996               By:  /s/ William C. Najdecki
                                      ------------------------------
                                        William C. Najdecki
                                        Senior Vice President,
                                        Finance